Prospectus Supplement — January 18, 2013 to the Prospectus listed below, as supplemented

Fund	Prospectus Dated
Variable Portfolio-PIMCO Mortgage-Backed Securities Fund	May 1, 2012

The Principal Investment Strategies of the Fund, as described under Summary of VP-PIMCO Mortgage-Backed Securities Fund, are superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, non-agency mortgage securities, and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Subadviser (as defined below) to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade or unrated) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the Subadviser’s forecast for interest rates.

The Principal Investment Strategies of the Fund, as described under the More Information About the Funds, are superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, non-agency mortgage securities, and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the Investment Manager) is responsible for the oversight of the Fund’s subadviser, Pacific Investment Management Company LLC (PIMCO), which provides day-to-day portfolio management of the Fund.

In pursuit of the Fund’s objective, PIMCO chooses investments by utilizing:

• Duration management;

• Yield curve or maturity structuring;

• Sub-sector rotation; and

• Bottom-up techniques including in-house credit and quantitative research.

In evaluating whether to sell a security, PIMCO considers, among other factors, whether:

• The interest rate or economic outlook changes.

• The security is overvalued relative to alternative investments.

• The issuer or the security continues to meet the other standards described above.

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade or unrated) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the Subadviser’s forecast for interest rates.

Shareholders should retain this Supplement for future reference.

S-6546-23 A (1/13)